Subsidiaries of AlTi Global, Inc. Name of Entity Jurisdiction of Incorporation AlTi Asset Management Holdings 2 Limited England AlTi Asset Management Holdings Limited England AlTi Asset Management Holdings, LLC Delaware AlTi CI Advisors (UK) Limited England AlTi CI Limited England AlTi Fiduciaries (UK) Limited England AlTi Global Capital, LLC Delaware AlTi Global Holdco, Inc. Delaware AlTi Global Holdings, LLC Delaware AlTi Global Services Limited Portugal AlTi Global TopCo Limited Isle of Man AlTi Global Wealth Management Holdings Limited England AlTi International Operations Limited England AlTi Strategic Advisory (UK) Limited England AlTi PO (Payments) Limited England AlTi PO Limited England AlTi PO Management (IOM) Limited Isle of Man AlTi Pradera Holdings Limited England AlTi Private Client Limited England AlTi RE Limited England AlTi RE Public Markets Limited England AlTi Strategic Advisory (US) BD, LLC Delaware AlTi Services (UK) Ltd England

AlTi Trust & Fiduciary Holdings, LLC Delaware AlTi Wealth Management (France) S.A.S France AlTi Wealth Management (Hong Kong) Limited Hong Kong AlTi Wealth Management (Portugal) - EMPRESA DE INVESTIMENTO, S.A Portugal AlTi Wealth Management (Singapore) Pte. Ltd Singapore AlTi Wealth Management (Switzerland) SA Switzerland AlTi Wealth Management (UK) Limited England AlTi Wealth Management Holdings (UK) 2 Limited England AlTi Wealth Management Holdings (UK) Limited England AlTi Wealth Management Holdings, LLC Delaware Alvarium 64 Advisory LLP England Alvarium CI (US) LLC Delaware Alvarium Compass GP Limited Isle of Man Alvarium Compass LP Isle of Man Alvarium CoRe Partners LLP England Alvarium Fund Managers (UK) Limited England Alvarium Goodmayes Limited England Alvarium Guardian LLP England Alvarium Investment Advisors (Suisse) SA Switzerland Alvarium Investment Advisors (US), Inc. Delaware Alvarium Investment Management (US) Holdings Corp Delaware Alvarium Investment Managers (UK) LLP England Alvarium Investment Managers (US), LLC Delaware

Alvarium Kalrock LLP England Alvarium Osesam SAS (France) France Alvarium Penge Limited England Alvarium RE (US), LLC Delaware Alvarium RE Global Opportunistic I GP Limited Isle of Man Alvarium RE Global Opportunistic 1 LP Isle of Man Alvarium Streatham Limited England Alvarium Willow GP Limited Isle of Man Alvarium Willow LP Isle of Man Amalfi B Limited Isle of Man Amalfi Investment Partners Limited England Arkkan Capital Management Limited Hong Kong Bluestar Advisors Limited England Casteel Capital LLP England Cellar Limited British Virgin Islands CF I Feeder GP Limited Cayman CF I Feeder LP Cayman Clambake Inc Marshall Islands Clambake Limited British Virgin Islands CRE S.à r.l. Luxembourg Cresco Capital Advisers LLP England Cresco Capital Group Fund I GP Limited Guernsey

Cresco Terra 4 New S.C.A. Luxembourg Cresco Terra 4 S.C.A. Luxembourg Dubois Services Limited British Virgin Islands Ellora Partners Limited England Hadley Property Group Holdings Limited England Harbour Limited Isle of Man Holbein Partners LLP UK HPGL Holdings Limited Hong Kong Integrated Wealth Platform, Inc US KF I Feeder GP Limited Cayman KF I Feeder LP Cayman Kuno Investments Limited British Virgin Islands Lake Limited Isle of Man LJ Capital (HPGL) Limited England LJ Capital (IOM) Hadley Limited Isle of Man LJ Capital (IOM) Limited Isle of Man LJ Capital (IOM) T4 Limited Isle of Man LJ Capital Partners Limited British Virgin Islands LJ Cresco GP Holdings Limited Isle of Man LJ Cresco Holdco Limited Isle of Man LJ Fusion Feeder GP Limited Isle of Man LJ GP Carry Sarl Luxembourg

LJ GP International Limited Isle of Man LJ Group Holdings Limited Isle of Man LJ Luxembourg SA Luxembourg LJ Management (BVI) Limited British Virgin Islands LJ Management (IOM) Limited Isle of Man LJ Management (Suisse) SA Switzerland LJ Maple Abbey Limited British Virgin Islands LJ Maple Belgravia Limited British Virgin Islands LJ Maple Chelsea Limited British Virgin Islands LJ Maple Circus Limited British Virgin Islands LJ Maple Duke Limited British Virgin Islands LJ Maple Hamlet Limited British Virgin Islands LJ Maple Hill Limited British Virgin Islands LJ Maple Kensington Limited British Virgin Islands LJ Maple Kew Limited British Virgin Islands LJ Maple Limited Guernsey LJ Maple Nine Elms Limited British Virgin Islands LJ Maple St. Johns Wood Limited British Virgin Islands LJ Maple Tofty Limited British Virgin Islands LJ QG Bow Limited Isle of Man LJ Skye Trustees Limited Isle of Man LJ Station 2 GP Limited Isle of Man

LJ Station 2 LP Isle of Man LJ T4 GP Limited British Virgin Islands LJ Trust & Fiduciary Holdings Limited Isle of Man LJ UK Cities Carry LP Inc Isle of Man Loire Services Limited Isle of Man LXi REIT Advisors Limited England LXi REIT Finance Advisors Limited England Mooragh (BVI) Limited British Virgin Islands Osprey Equity Partners Limited England Park Limited Isle of Man Pointwise Partners Limited England Pradera European Retail Parks Carry L.P Scotland Pradera Group Limited England Pradera Real Estate Limited England Puffin Agencies Limited Gibraltar Queensgate Bow Co-Invest Carry GP LLP Scotland Queensgate Bow Co-Invest Carry LP Scotland Queensgate Bow GP LLP England Queensgate Carry Partner GP Coop SA Luxembourg Queensgate Carry Partner SCS Luxembourg

Queensgate Fusion Co-Invest Carry GP LLP Scotland Queensgate Fusion Co-Invest Carry LP Scotland Queensgate Fusion GP LLP England Queensgate Investments I S.a.r.l Luxembourg Queensgate Investments II AIV GP LLP England Queensgate Investments II Carry GP LLP Scotland Queensgate Investments II Carry LP Scotland Queensgate Investments II GP LLP England Queensgate Investments LLP England Queensgate Investments Management Limited England Queensgate Mayfair Carry GP Ltd Isle of Man Queensgate Mayfair Carry LP Isle of Man Queensgate Mayfair Co- Invest GP Ltd Isle of Man Rompsen Investment Corporation Canada Social Housing Income Advisors Limited England Southwood Limited Isle of Man Stone Limited Isle of Man Tiedemann Advisors, LLC US Tiedemann Advisors GP, LLC US Tiedemann Constantia AG Switzerland Tiedemann International Holdings AG Switzerland Tiedemann International Holdings (UK) 1 Ltd UK

Tiedemann International Holdings (UK) 2 Ltd UK Tiedemann International (Switzerland) 2 AG Switzerland Tiedemann Trust Company US Tiedemann Wealth Management GP, LLC US Tiedemann Wealth Management Holdings, Inc US TFI Partners, LLC US TIG Advisors, LLC US TIG Opportunity Partners, LLC US TIG Trinity GP, LLC US TIG Trinity Management, LLC US TWMH Investments, Inc. US Urban Spaces Carry L.P. Guernsey Urban Spaces GP Limited Guernsey VO Feeder GP Cayman VO Feeder LP Cayman Waterstreet One Limited Isle of Man Whitebridge (BVI) Limited British Virgin Islands Whitebridge Limited Isle of Man Zebedee Capital Partners, LLP UK